Exhibit 99.02

CADENCE REPORTS THIRD QUARTER 2025
CADENCE DESIGN SYSTEMS, INC.

CFO COMMENTARY
Key Takeaways
• Strong financial and operational performance resulted in Q3 backlog of $7.0 billion
• Raising 2025 revenue growth outlook to ~14% year-over-year
• Raising midpoint of 2025 non-GAAP EPS outlook to $7.05

Q4 2025 Outlook
• Revenue: $1.405 billion - $1.435 billion
• GAAP operating margin: 32.5% - 33.5%
• Non-GAAP operating margin: 44.5% - 45.5%
• GAAP EPS: $1.17 - $1.23
• Non-GAAP EPS: $1.88 - $1.94
• Expect to use approximately $200 million to repurchase Cadence shares in Q4
Q3 2025 KEY METRICS
• Revenue: $1.339 billion • GAAP operating margin: 31.8% • Non-GAAP operating margin: 47.6% • GAAP EPS: $1.05 • Non-GAAP EPS: $1.93 • Operating cash flow: $311 million
FY 2025 Outlook
• Revenue: $5.262 billion - $5.292 billion
• GAAP operating margin: 27.9% - 28.9%
• Non-GAAP operating margin: 43.9% - 44.9%
• GAAP EPS: $3.80 - $3.86
• Non-GAAP EPS: $7.02 - $7.08
• Operating cash flow: $1.65 billion - $1.75 billion
• Expect to use at least 50% of free cash flow to repurchase Cadence shares for the year
Financial Results Webcast
Our Q3 2025 financial results webcast will begin October 27, 2025 at 2:00 p.m. (Pacific). The webcast may be accessed at www.cadence.com/cadence/investor_relations. An archive of the webcast will be available on October 27, 2025 until 5:00 p.m. (Pacific) on December 17, 2025.

October 27, 2025	Cadence Q3 2025 Financial Results	1

Cadence Design Systems, Inc.

Financial Metrics

(In Millions, except per share data)	2019	2020*	2021	2022	2023*	2024	2025E

Revenue	$2,336	$2,683	$2,988	$3,562	$4,090	$4,641	$5,262- $5,292
Revenue growth	9%	15%	11%	19%	15%	13%	13% - 14%
3-year CAGR**	9%	11%	12%	15%	15%	16%	~14%
3-year CAGR without 53rd week impact		11%			16%

GAAP operating expenses	$1,845	$2,037	$2,209	$2,488	$2,839	$3,291	~$3,778
GAAP operating expense growth	6%	10%	8%	13%	14%	16%	~15%

Non-GAAP operating expenses	$1,587	$1,739	$1,877	$2,125	$2,373	$2,667	~$2,935
Non-GAAP operating expense growth	6%	10%	8%	13%	12%	12%	~10%

GAAP operating margin**	21.1%	24.1%	26.1%	30.1%	30.6%	29.1%	28.4%

Non-GAAP operating margin**	32.1%	35.2%	37.2%	40.3%	42.0%	42.5%	44.4%

GAAP earnings per share	$3.53	$2.11	$2.50	$3.09	$3.82	$3.85	$3.80 - $3.86

Non-GAAP earning per share	$2.20	$2.80	$3.29	$4.27	$5.15	$5.97	$7.02 - $7.08
Non-GAAP EPS growth**	18%	27%	18%	30%	21%	16%	18%
3-year Non-GAAP EPS CAGR**	22%	26%	21%	25%	23%	22%	18%

Weighted average diluted shares outstanding	280.5	279.6	278.9	275.0	272.7	273.8	273 - 275

Cash flow from operations	730	905	1,101	1,242	1,349	1,261	$1,650 - $1,750

Capital expenditures	75	95	65	123	102	143	~$150

* Fiscal 2020 was a 53-week year, compared to all other years which were 52 week years. 2020 (which impacts the 3 year CAGR in 2023) included approximately $45 million revenue impact for the extra week.
** At midpoint of outlook.
Profitability Trends

(In Millions)	2019	2020	2021	2022	2023	2024	2025E*

Revenue	$2,336	$2,683	$2,988	$3,562	$4,090	$4,641	$5,277
Revenue Growth	9%	15%	11%	19%	15%	13%	~14%
3-Year Revenue Growth CAGR	9%	11%	12%	15%	15%	16%	~14%
GAAP operating margin	21.1%	24.1%	26.1%	30.1%	30.6%	29.1%	28.4%

Non-GAAP operating margin	32.1%	35.2%	37.2%	40.3%	42.0%	42.5%	44.4%
Stock-based compensation	(7.8)%	(7.4)%	(7.0)%	(7.6)%	(8.0)%	(8.4)%	(8.6)%
Non-GAAP operating margin adjusted for stock-based compensation	24.3%	27.8%	30.2%	32.7%	34.0%	34.1%	35.8%

GAAP operating income	$492	$646	$779	$1,074	$1,251	$1,351	$1,499

Non-GAAP operating income	$749	$944	$1,111	$1,436	$1,717	$1,974	$2,342
Non-GAAP operating income adjusted for stock-based compensation	$567	$747	$901	$1,166	$1,391	$1,583	$1,887

* At midpoint of outlook.

October 27, 2025	Cadence Q3 2025 Financial Results	2

Cadence Design Systems, Inc.

Fourth Quarter 2025 Financial Outlook

	Q4 2024	Q3 2025	Q4 2025E

Total Revenue ($ Millions)	$1,356	$1,339	$1,405 - $1,435
Q/Q Growth		5%	5% - 7%
Y/Y Growth		10%	4% - 6%

GAAP Operating Margin	33.7%	31.8%	32.5% - 33.5%

Non-GAAP Operating Margin	46.0%	47.6%	44.5% - 45.5%

GAAP EPS	$1.24	$1.05	$1.17 - $1.23

Non-GAAP EPS	$1.88	$1.93	$1.88 - $1.94

Fiscal Year 2025 Financial Outlook

		Previous	Current
	FY 2024	FY 2025E	FY 2025E

Recurring Revenue	84%	~80%	~80%

Total Revenue ($ Millions)	$4,641	$5,210 - $5,270	$5,262 - $5,292
Y/Y Growth	13%	12% - 14%	13% - 14%

Revenue from Beginning Backlog	~70%	~70%	~70%

GAAP Operating Margin	29.1%	28.5% - 29.5%	27.9% - 28.9%

Non-GAAP Operating Margin	42.5%	43.5% - 44.5%	43.9% - 44.9%

GAAP Other Income & Expense ($ Millions)	$45	$(9) - $11	$(18) - $(10)

Non-GAAP Other Income & Expense ($ Millions)	$(16)	$(52) - $(32)	$(33) - $(25)

GAAP Tax Rate	24.4%	~28%	~29%

Non-GAAP Tax Rate	16.5%	16.5%	16.5%

Weighted Average Diluted Shares Outstanding (Millions)	273.8	273 - 275	273 - 275

GAAP EPS	$3.85	$3.97 - $4.07	$3.80 - $3.86
Y/Y Growth	1%	3% - 6%	(1)% - 0%

Non-GAAP EPS	$5.97	$6.85 - $6.95	$7.02 - $7.08
Y/Y Growth	16%	15% - 16%	18% - 19%

Cash Flow from Operations ($ Millions)	$1,261	$1,650 - $1,750	$1,650 - $1,750

DSO	48	~50	~50

Capital Expenditures ($ Millions)	$143	~$160	~$150

October 27, 2025	Cadence Q3 2025 Financial Results	3

Cadence Design Systems, Inc.

Third Quarter Financial Results
Backlog

(In Billions)	2021	2022	2023	2024	Q3 2025

Backlog	$4.4	$5.8	$6.0	$6.8	$7.0

Revenue

(In Millions)	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025

Product and Maintenance	$1,100	$1,239	$1,111	$1,170	$1,208
Services	115	117	131	105	131
Total Revenue	$1,215	$1,356	$1,242	$1,275	$1,339
Recurring and Up-Front Revenue*

	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025

Revenue Recognized Over Time	79%	72%	77%	73%	78%
Other Recurring Revenue	4%	4%	5%	5%	4%
Recurring Revenue	83%	76%	82%	78%	82%
Up-Front Revenue	17%	24%	18%	22%	18%
Total Revenue	100%	100%	100%	100%	100%
*The definition of recurring revenue was updated in Q2 2025. Prior period numbers reflect the updated definition. Other recurring revenue includes revenue recognized at a point in time for short-term software arrangements that are typically renewed at least annually and revenue recognized at varying points in time over the term of other arrangements with non-cancelable commitments, whereby the customer commits to a fixed dollar amount over a specified period of time that can be used to purchase from a list of products.
Trailing Twelve Months Recurring and Up-Front Revenue

	Trailing Twelve Months Ended
	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025

Recurring Revenue	87%	84%	82%	80%	80%
Up-Front Revenue	13%	16%	18%	20%	20%
Total	100%	100%	100%	100%	100%
Revenue Mix by Geography

(% of Total Revenue)	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025

Americas	50%	49%	48%	49%	43%
China	13%	13%	11%	9%	18%
Other Asia	17%	17%	19%	19%	18%
Europe, Middle East and Africa	14%	15%	16%	16%	14%
Japan	6%	6%	6%	7%	7%
Total	100%	100%	100%	100%	100%
Revenue Mix by Product Category

(% of Total Revenue)	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025

Core EDA	70%	68%	71%	71%	71%
Semiconductor IP	14%	13%	14%	13%	14%
System Design and Analysis	16%	19%	15%	16%	15%
Total	100%	100%	100%	100%	100%

October 27, 2025	Cadence Q3 2025 Financial Results	4

Cadence Design Systems, Inc.

Gross Margin

	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025

GAAP Gross Margin	86.6%	83.8%	86.5%	85.6%	86.4%
Non-GAAP Gross Margin	88.6%	85.5%	88.4%	87.2%	88.0%

Total Costs and Expenses

(In Millions)	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025

Total GAAP Costs and Expenses	$865	$899	$881	$1,034	$913
Total Non-GAAP Costs and Expenses	$671	$733	$724	$729	$701

Operating Margin

	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025

GAAP Operating Margin	28.8%	33.7%	29.1%	19.0%	31.8%
Non-GAAP Operating Margin	44.8%	46.0%	41.7%	42.8%	47.6%

Net Income Per Share

	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025

GAAP Net Income Per Share	$0.87	$1.24	$1.00	$0.59	$1.05
Non-GAAP Net Income Per Share	$1.64	$1.88	$1.57	$1.65	$1.93

Total DSO

	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025

DSO	44	48	44	51	55

Balance Sheet and Cash Review
Free Cash Flow

(In Millions)	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025

Net Cash from Operating Activities	$410	$441	$487	$378	$311
Capital Expenditures	27	37	23	44	34
Free Cash Flow	$383	$404	$464	$334	$277

Cash and Cash Equivalents

(In Millions)	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025

Cash and Cash Equivalents	$2,786	$2,644	$2,778	$2,823	$2,753

•Approximately 61 percent of our cash and cash equivalents were in the U.S. at quarter-end.
Debt

(In Millions)	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025

Debt (principal value)	$2,850	$2,500	$2,500	$2,500	$2,500

•In September 2024, Cadence issued $2.5 billion of Senior Notes at a weighted average interest rate of 4.44%.
Share Repurchase

(In Millions)	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025

Share Repurchase	$150	$150	$350	$175	$200
Number of Shares	0.563	0.519	1.361	0.607	0.584

Employees

	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025

Headcount	12,703	12,705	12,837	13,152	13,693

October 27, 2025	Cadence Q3 2025 Financial Results	5

Cadence Design Systems, Inc.

Forward Looking Statements
This CFO Commentary contains forward-looking statements, including Cadence's outlook on future operating results, financial condition, strategic objectives, business model and prospects, technology and product developments, strategic relationships, a pending acquisition, backlog, industry trends, market growth, tax rates and other statements using words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “will,” and words of similar import and the negatives thereof. Forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside Cadence’s control and which may cause actual results to differ materially from expectations expressed or implied in the forward-looking statements, including, among others: (i) Cadence’s ability to compete successfully in the highly competitive industries in which it operates and realize the benefits of its investments in research and development, including opportunities presented by AI; (ii) the success of Cadence’s efforts to maintain and improve operational efficiency and growth; (iii) the mix of products and services sold, the timing of orders and deliveries and the ability to develop, install or deliver Cadence’s products or services; (iv) changes in customer demands or supply constraints that could result in delays in purchases, development, installations or deliveries of Cadence’s products or services, including those resulting from consolidation, restructurings and other operational efficiency improvements of Cadence’s customers; (v) economic, geopolitical and industry conditions, including export controls, tariffs, other trade restrictions and other government regulations, as well as rising tensions and armed conflicts around the world; (vi) changes in tax laws, interest rate and currency exchange rate fluctuations, inflation rates, Cadence’s increased debt levels and obligations and Cadence’s ability to access capital and debt markets in the future; (vii) legislative or regulatory requirements; (viii) Cadence’s pending acquisitions which remain subject to certain closing conditions, the acquisition of other companies, businesses or technologies or the failure to successfully integrate and operate them; (ix) potential harm caused by compromises in cybersecurity and cybersecurity attacks; (x) capital expenditure requirements and events that affect cash flow, liquidity or reserves, or estimates Cadence may take from time to time with respect to accounts receivable, taxes and tax examinations, litigation, regulatory or other matters; (xi) the effects of any litigation, regulatory, tax or other proceedings to which Cadence is or may become a party or to which Cadence or its products, services, technologies or properties are subject, including Cadence’s ongoing compliance, cooperation, audit and other obligations under its July 2025 settlement agreements with the U.S. Department of Justice (“DOJ”) and Bureau of Industry and Security (“BIS”), any further inquiries or adverse actions by the DOJ, BIS or other U.S. or foreign governmental authorities and any impact of the settlements on Cadence’s operations and business dealings in China, U.S. government contracting business and other customer relationships; and (xii) Cadence’s ability to successfully meet any environmental, social and governance targets and practices. In addition, the timing and amount of Cadence’s repurchases of its common stock are subject to business and market conditions, corporate and regulatory requirements, stock price, acquisition opportunities and other factors.

For a detailed discussion of these and other cautionary statements related to Cadence and its business, please refer to Cadence’s filings with the U.S. Securities and Exchange Commission, including its most recent report on Form 10-K, subsequent reports on Form 10-Q and future filings.

All forward-looking statements in this document are based on management's expectations as of the date of this document and, except as required by law, Cadence disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.
GAAP to Non-GAAP Reconciliation
Non-GAAP financial measures should not be considered as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this CFO Commentary with their most directly comparable GAAP financial results. Investors are also encouraged to look at the GAAP results as the best measure of financial performance. See our earnings press release issued today for further discussion of our non-GAAP financial measures, as well as the reconciliation provided in the Appendix to this CFO Commentary.

Cadence’s management uses non-GAAP net income because it excludes items that are generally not directly related to the performance of the company’s core business operations and therefore provides supplemental information to Cadence’s management and investors regarding the performance of the business operations, facilitates comparisons to the historical operating results and allows the review of Cadence’s business from the same perspective as Cadence’s management, including forecasting and budgeting.

© 2025 Cadence Design Systems, Inc. All rights reserved worldwide. Cadence, the Cadence logo and the other Cadence marks found at www.cadence.com/go/trademarks are trademarks or registered trademarks of Cadence Design Systems, Inc. All other trademarks are the property of their respective owners.

October 27, 2025	Cadence Q3 2025 Financial Results	6

Cadence Design Systems, Inc.

APPENDIX I
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited)
Reconciliation of GAAP Total Expenses to Non-GAAP Total Expenses

(In Millions)	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025

GAAP total costs and expenses	$865	$899	$881	$1,034	$913

Reconciling items to non-GAAP total costs and expenses
Stock-based compensation expense	(109)	(107)	(108)	(118)	(116)
Amortization of acquired intangibles	(27)	(27)	(25)	(24)	(26)
Acquisition and integration-related costs	(29)	(23)	(23)	(26)	(37)
Restructuring	(25)	1	—	—	(27)
Non-qualified deferred compensation (expenses) credits	(4)	—	2	(8)	(6)
Special charges	—	(2)	(2)	—	—
Loss related to contingent liability*	—	(8)	—	(129)	—
Non-GAAP total costs and expenses**	$671	$733	$724	$729	$701

Table may not foot due to rounding

*	Related to resolution of previously disclosed legal proceedings with the DOJ and BIS.
**	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
Reconciliation of GAAP Total Expenses to Non-GAAP Total Expenses

(In Millions)	2019	2020*	2021	2022	2023	2024	2025E

GAAP total costs and expenses	$1,845	$2,037	$2,209	$2,488	$2,839	$3,291	$3,778

Reconciling items to non-GAAP total costs and expenses
Stock-based compensation expense	(182)	(197)	(210)	(270)	(326)	(391)	(455)
Amortization of acquired intangibles	(53)	(64)	(67)	(60)	(62)	(90)	(103)
Acquisition and integration-related costs	(8)	(23)	(23)	(41)	(56)	(96)	(115)
Restructuring	(9)	(9)	1	—	(11)	(24)	(27)
Non-qualified deferred compensation (expenses) credits	(5)	(5)	(6)	8	(11)	(11)	(12)
Special charges**	(1)	—	(27)	—	—	(3)	(2)
Loss related to contingent liability***	—	—	—	—	—	(8)	(129)
Non-GAAP total costs and expenses****	$1,587	$1,739	$1,877	$2,125	$2,373	$2,667	$2,935

Table may not foot due to rounding

*	Fiscal 2020 was a 53-week year.
**	2021 includes costs related to a voluntary retirement program.
***	Related to resolution of previously disclosed legal proceedings with the DOJ and BIS.
****	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

October 27, 2025	Cadence Q3 2025 Financial Results	7

Cadence Design Systems, Inc.

Reconciliation of GAAP Operating Income to Non-GAAP Operating Income and Non-GAAP Operating Income Adjusted for Stock-based Compensation

(In Millions)	2019	2020*	2021	2022	2023	2024	2025E

GAAP operating income	$492	$646	$779	$1,074	$1,251	$1,351	$1,499

Reconciling items to non-GAAP operating income
Stock-based compensation expense	182	197	210	270	326	391	455
Amortization of acquired intangibles	53	64	67	60	62	90	103
Acquisition and integration-related costs	8	23	23	41	56	96	115
Restructuring	9	9	(1)	—	11	24	27
Non-qualified deferred compensation expenses (credits)	5	5	6	(8)	11	11	12
Special charges**	1	—	27	—	—	3	2
Loss related to contingent liability***	—	—	—	—	—	8	129
Non-GAAP operating income****	$749	$944	$1,111	$1,436	$1,717	$1,974	$2,342
Stock-based compensation expense	(182)	(197)	(210)	(270)	(326)	(391)	(455)
Non-GAAP operating income adjusted for stock-based compensation****	$567	$747	$901	$1,166	$1,391	$1,583	$1,887

Table may not foot due to rounding

*	Fiscal 2020 was a 53-week year.
**	2021 includes costs related to a voluntary retirement program.
***	Related to resolution of previously disclosed legal proceedings with the DOJ and BIS.
****	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

October 27, 2025	Cadence Q3 2025 Financial Results	8

Cadence Design Systems, Inc.

Reconciliation of GAAP Gross Margin as a Percent of Total Revenue to Non-GAAP Gross Margin as a Percent of Total Revenue

	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025

GAAP gross margin as a percent of total revenue	86.6%	83.8%	86.5%	85.6%	86.4%

Reconciling items to non-GAAP gross margin as a percent of total revenue
Stock-based compensation expense	0.3%	0.3%	0.4%	0.4%	0.3%
Amortization of acquired intangibles	1.5%	1.3%	1.4%	1.1%	1.2%
Non-qualified deferred compensation expenses (credits)	0.0%	0.0%	0.0%	0.0%	0.0%
Acquisition and integration-related costs	0.2%	0.1%	0.1%	0.1%	0.1%
Non-GAAP gross margin as a percent of total revenue*	88.6%	85.5%	88.4%	87.2%	88.0%

*	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

October 27, 2025	Cadence Q3 2025 Financial Results	9

Cadence Design Systems, Inc.

Reconciliation of GAAP Operating Margin as a Percent of Total Revenue to Non-GAAP Operating Margin as a Percent of Total Revenue

	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025E

GAAP operating margin as a percent of total revenue	28.8%	33.7%	29.1%	19.0%	31.8%	32.5% - 33.5%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Stock-based compensation expense	9.0%	7.9%	8.7%	9.3%	8.7%	8%
Amortization of acquired intangibles	2.2%	2.0%	2.0%	1.8%	1.9%	2%
Acquisition and integration-related costs	2.4%	1.7%	1.8%	2.0%	2.8%	2%
Restructuring	2.0%	(0.1)%	0.0%	0.0%	2.0%	0%
Non-qualified deferred compensation expenses (credits)	0.4%	0.0%	(0.1)%	0.6%	0.4%	0%
Special charges	0.0%	0.2%	0.2%	0.0%	0.0%	0%
Loss related to contingent liability*	0.0%	0.6%	0.0%	10.1%	0.0%	0%
Non-GAAP operating margin as a percent of total revenue**	44.8%	46.0%	41.7%	42.8%	47.6%	44.5% - 45.5%

*	Related to resolution of previously disclosed legal proceedings with the DOJ and BIS.
**	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

October 27, 2025	Cadence Q3 2025 Financial Results	10

Cadence Design Systems, Inc.

Reconciliation of GAAP Operating Margin as a Percent of Total Revenue to Non-GAAP Operating Margin as a Percent of Total Revenue

	2019	2020	2021	2022	2023	2024	2025E

GAAP operating margin as a percent of total revenue	21.1%	24.1%	26.1%	30.1%	30.6%	29.1%	27.9% - 28.9%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Stock-based compensation expense	7.8%	7.4%	7.0%	7.6%	8.0%	8.4%	9%
Amortization of acquired intangibles	2.3%	2.4%	2.2%	1.7%	1.5%	2.0%	2%
Acquisition and integration-related costs	0.3%	0.8%	0.8%	1.1%	1.4%	2.1%	2%
Restructuring	0.4%	0.3%	0.0%	0.0%	0.3%	0.5%	1%
Non-qualified deferred compensation expenses (credits)	0.2%	0.2%	0.2%	(0.2)%	0.2%	0.2%	0%
Special charges*	0.0%	0.0%	0.9%	0.0%	0.0%	0.0%	0%
Loss related to contingent liability**	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	2%
Non-GAAP operating margin as a percent of total revenue***	32.1%	35.2%	37.2%	40.3%	42.0%	42.5%	43.9% - 44.9%

*	2021 includes costs related to a voluntary retirement program.
**	Related to resolution of previously disclosed legal proceedings with the DOJ and BIS.
***	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

October 27, 2025	Cadence Q3 2025 Financial Results	11

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

(In Thousands, Except Per Share Data)	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025E

Diluted net income per share on a GAAP basis	$0.87	$1.24	$1.00	$0.59	$1.05	$1.17 - $1.23
Stock-based compensation expense	0.40	0.39	0.39	0.43	0.42	0.41
Amortization of acquired intangibles	0.10	0.10	0.09	0.09	0.10	0.10
Acquisition and integration-related costs	0.11	0.08	0.09	0.09	0.14	0.11
Restructuring	0.09	—	—	—	0.10	—
Non-qualified deferred compensation expenses (credits)	0.01	—	(0.01)	0.03	0.02	—
Special charges	—	0.01	0.01	—	—	—
Loss related to contingent liability*	—	0.03	—	0.47	—	—
Other income or expense related to foreign currency forward exchange contract associated with a pending acquisition	—	—	—	—	0.07	—
Other income or expense related to investments, divestitures and non-qualified deferred compensation plan assets	0.04	0.05	0.01	(0.17)	0.03	—
Income tax effect of non-GAAP adjustments	0.02	(0.02)	(0.01)	0.12	—	0.09
Diluted net income per share on a non-GAAP basis**	$1.64	$1.88	$1.57	$1.65	$1.93	$1.88 - $1.94

Shares used in calculation of diluted net income per share	273,958	274,292	273,631	272,899	273,798

*	Related to resolution of previously disclosed legal proceedings with the DOJ and BIS.
**	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

October 27, 2025	Cadence Q3 2025 Financial Results	12

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

(In Thousands, Except Per Share Data)	2019	2020	2021	2022	2023	2024	2025E

Diluted net income per share on a GAAP basis	$3.53	$2.11	$2.50	$3.09	$3.82	$3.85	$3.80 - $3.86
Stock-based compensation expense	0.65	0.71	0.75	0.98	1.19	1.43	1.66
Amortization of acquired intangibles	0.19	0.23	0.24	0.22	0.23	0.33	0.37
Acquisition and integration-related costs	0.03	0.08	0.08	0.15	0.21	0.35	0.42
Restructuring	0.03	0.03	—	—	0.04	0.09	0.10
Non-qualified deferred compensation expenses (credits)	0.02	0.02	0.02	(0.03)	0.04	0.04	0.04
Special charges*	—	—	0.10	—	—	0.01	0.01
Loss related to contingent liability**	—	—	—	—	—	0.03	0.47
Other income or expense related to foreign currency forward exchange contract associated with a pending acquisition	—	—	—	—	—	—	0.07
Other income or expense related to investments, divestitures and non-qualified deferred compensation plan assets	(0.01)	—	(0.03)	0.05	(0.17)	(0.22)	(0.12)
Income tax benefit related to intercompany transfers of certain intellectual property rights	(2.05)	—	—	—	—	—	—
Income tax effect of non-GAAP adjustments	(0.19)	(0.38)	(0.37)	(0.19)	(0.21)	0.06	0.20
Diluted net income per share on a non-GAAP basis***	$2.20	$2.80	$3.29	$4.27	$5.15	$5.97	$7.02 - $7.08

Shares used in calculation of diluted net income per share	280,515	279,641	278,858	275,011	272,748	273,833	273 - 275M

*	2021 includes costs related to a voluntary retirement program.
**	Related to resolution of previously disclosed legal proceedings with the DOJ and BIS.
***	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

October 27, 2025	Cadence Q3 2025 Financial Results	13

Cadence Design Systems, Inc.

Reconciliation of GAAP Total Other Income and Expense to Non-GAAP Total Other Income and Expense

(In Millions)	FY 2023	FY 2024	FY 2025E

GAAP total other income and expense	$31	$45	$(18) - $(10)

Reconciling items to non-GAAP total income and expense
Other income or expense related to foreign currency forward exchange contract associated with a pending acquisition	—	—	19
Other income or expense related to investments, divestitures and non-qualified deferred compensation plan assets	(46)	(61)	(34)
Non-GAAP total other income and expense*	$(15)	$(16)	$(33) - $(25)

*	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

October 27, 2025	Cadence Q3 2025 Financial Results	14